THE DOW® INDUSTRIALS (“DIAMONDS®”)

DIAMONDS Trust, Series 1

A Unit Investment Trust

Annual Report

October 31, 2009

“Dow Jones Industrial Averagesm”, “DJIA®”, “Dow Jones®”, “The Dow®”, and “DIAMONDS®” are trademarks and service marks of Dow Jones & Company, Inc. (“Dow Jones”) and have been licensed for use for certain purposes by State Street Global Markets, LLC (“SSGM”) pursuant to a License Agreement with Dow Jones. The DIAMONDS Trust, Series 1 (the “Trust”), based on the DJIA, is permitted to use these marks pursuant to a sublicense from SSGM. The Trust is not sponsored, endorsed, sold, or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

DIAMONDS Trust, Series 1
Trust Overview

OBJECTIVE:
DIAMONDS Trust, Series 1 (the “Trust”) is an exchange traded fund designed to generally correspond to the price and yield performance of the Dow Jones Industrial Average.

STRATEGY:
To accomplish this, the Trust utilizes a full replication approach. With this strategy, all component securities of the Dow Jones Industrial Average are owned by the Trust in their relative weight. A replication management approach should result in low expected tracking error of the Trust relative to its benchmark.

PERFORMANCE OVERVIEW:
The Trust ended its fiscal year on October 31, 2009 with a 12-month total return of 7.56% on net asset value as compared to the Dow Jones Industrial Average return of 7.71%.

The Trust’s performance reflects the operating expenses of the Trust, including brokerage and Trustee fees. The Dow Jones Industrial Average does not reflect fees and expenses of any kind, which would have a negative impact on returns.

DIAMONDS Trust, Series 1
Schedule of Investments
October 31, 2009

Common Stocks	Shares	Value

3M Co.	5,740,596	$422,335,648
Alcoa, Inc.	5,740,596	71,298,202
American Express Co.	5,740,596	200,002,365
AT&T, Inc.	5,740,596	147,361,099
Bank of America Corp.	5,740,596	83,697,890
Boeing Co.	5,740,596	274,400,489
Caterpillar, Inc.	5,740,596	316,077,216
Chevron Corp.	5,740,596	439,385,218
Cisco Systems, Inc.*	5,740,596	131,172,619
Coca-Cola Co.	5,740,596	306,031,173
Du Pont (E.I.) de Nemours & Co.	5,740,596	182,665,765
Exxon Mobil Corp.	5,740,596	411,428,515
General Electric Co.	5,740,596	81,860,899
Hewlett-Packard Co.	5,740,596	272,448,686
Home Depot, Inc.	5,740,596	144,031,554
Intel Corp.	5,740,596	109,702,789
International Business Machines Corp.	5,740,596	692,373,283
Johnson & Johnson	5,740,596	338,982,194
JPMorgan Chase & Co.	5,740,596	239,784,695
Kraft Foods, Inc. (Class A)	5,740,596	157,981,202
McDonald’s Corp.	5,740,596	336,456,331
Merck & Co., Inc.	5,740,596	177,556,634
Microsoft Corp.	5,740,596	159,186,727
Pfizer, Inc.	5,740,596	97,762,350
Procter & Gamble Co.	5,740,596	332,954,568
The Travelers Cos., Inc.	5,740,596	285,824,275
The Walt Disney Co.	5,740,596	157,120,112
United Technologies Corp.	5,740,596	352,759,624
Verizon Communications, Inc.	5,740,596	169,864,236
Wal-Mart Stores, Inc.	5,740,596	285,192,809

Total Common Stocks (Cost $9,778,522,892)		$7,377,699,167

*	Non-income producing security.

See accompanying notes to financial statements.

DIAMONDS Trust, Series 1
Schedule of Investments (continued)
October 31, 2009

INDUSTRY BREAKDOWN AS OF OCTOBER 31, 2009*

Industry**	Value

Computers and Peripherals	$964,821,969
Oil, Gas and Consumable Fuels	850,813,733
Aerospace and Defense	627,160,113
Pharmaceuticals	614,301,178
Industrial Conglomerates	504,196,547
Hotels, Restaurants & Leisure	336,456,331
Household Products	332,954,568
Diversified Financial Services	323,482,585
Diversified Telecommunication Services	317,225,335
Machinery	316,077,216
Beverages	306,031,173
Insurance	285,824,275
Food & Staples Retailing	285,192,809
Consumer Finance	200,002,365
Chemicals	182,665,765
Software	159,186,727
Food Products	157,981,202
Media	157,120,112
Specialty Retail	144,031,554
Communications Equipment	131,172,619
Semiconductors & Semiconductor Equipment	109,702,789
Metals and Mining	71,298,202

Total	$7,377,699,167

*	The Trust’s industry breakdown is expressed as market value by industry and may change over time.

**	Each security value is based on Level 1 inputs.

See accompanying notes to financial statements.

DIAMONDS Trust, Series 1
Statement of Assets and Liabilities
October 31, 2009

Assets
Investments in securities, at value	$7,377,699,167
Cash	11,928,018
Dividends receivable	11,780,011

Total Assets	7,401,407,196

Liabilities
Income distribution payable	6,733,849
Payable for units of fractional undivided interest (“Units”) redeemed in-kind	52,480
Accrued trustee expense	395,989
Accrued expenses and other liabilities	5,261,433

Total Liabilities	12,443,751

Net Assets	$7,388,963,445

Net Assets Consist of:
Paid in capital (Note 4)	$11,353,473,246
Undistributed net investment income	16,474,053
Accumulated net realized loss on investments	(1,580,160,129)
Net unrealized depreciation on investments	(2,400,823,725)

Net Assets	$7,388,963,445

Net asset value per Unit	$97.17

Units outstanding, unlimited Units authorized, $0.00 par value	76,042,188

Cost of investments	$9,778,522,892

See accompanying notes to financial statements.

DIAMONDS Trust, Series 1
Statements of Operations

	For the Year Ended	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008	October 31, 2007

Investment Income
Dividend income	$258,082,109	$234,266,377	$172,683,551

Expenses
Trustee expense	4,465,047	4,878,701	4,232,050
Marketing expense	4,583,583	5,319,946	4,437,144
DJIA license fee	3,155,722	4,152,507	2,555,000
Legal and audit services	199,547	181,128	174,890
Other expenses	337,558	389,842	218,083

Total Expenses	12,741,457	14,922,124	11,617,167
Trustee earnings credits	—	—	(965,742)

Net Expenses after Trustee earnings credits	12,741,457	14,922,124	10,651,425

Net Investment Income	245,340,652	219,344,253	162,032,126

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment transactions (Note 5)	(1,286,963,860)	(172,099,218)	854,766,927
Net change in unrealized appreciation (depreciation)	1,286,025,132	(3,238,666,792)	139,514,977

Net Realized and Unrealized Gain (Loss) on Investments	(938,728)	(3,410,766,010)	994,281,904

Net Increase (Decrease) in Net Assets Resulting from Operations	$244,401,924	$(3,191,421,757)	$1,156,314,030

See accompanying notes to financial statements.

DIAMONDS Trust, Series 1
Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008	October 31, 2007

Increase (decrease) in net assets resulting from operations:
Net investment income	$245,340,652	$219,344,253	$162,032,126
Net realized gain (loss) on investment transactions	(1,286,963,860)	(172,099,218)	854,766,927
Net change in unrealized appreciation (depreciation)	1,286,025,132	(3,238,666,792)	139,514,977

Net increase (decrease) in net assets resulting from operations	244,401,924	(3,191,421,757)	1,156,314,030

Net equalization credits and charges	(12,761,900)	1,639,517	(13,594,558)

Distributions to unitholders from net investment income	(231,359,719)	(218,527,182)	(147,731,248)

Increase (decrease) in net assets from Unit transactions:
Net proceeds from sale of Units	24,458,446,137	43,007,862,019	37,094,855,531
Net proceeds from reinvestment of distributions	1,820,420	1,388,124	1,275,186
Cost of shares repurchased	(26,198,575,593)	(39,824,961,718)	(35,324,440,592)
Net income equalization	12,761,900	(1,639,517)	13,594,558

Net increase (decrease) in net assets from issuance and redemption of Units	(1,725,547,136)	3,182,648,908	1,785,284,683

Net increase (decrease) in net assets during period	(1,725,266,831)	(225,660,514)	2,780,272,907

Net assets at beginning of period	9,114,230,276	9,339,890,790	6,559,617,883

Net assets end of period*	$7,388,963,445	$9,114,230,276	$9,339,890,790

Unit transactions:
Units sold	286,350,000	366,850,000	283,800,000
Units issued from reinvestment of distributions	21,340	11,778	9,870
Units redeemed	(308,100,000)	(336,200,000)	(271,050,000)

Net increase (decrease)	(21,728,660)	30,661,778	12,759,870

*Includes undistributed net investment income	$16,474,053	$2,493,120	$17,835,012

See accompanying notes to financial statements.

DIAMONDS Trust, Series 1
Financial Highlights
Selected data for a Unit outstanding during the year

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$93.22	$139.17	$120.69	$104.31	$100.48

Investment operations:
Net investment income(1)	2.76	2.96	2.85	2.45	2.39 (2)
Net realized and unrealized gain (loss) on investments	4.01	(45.91)	18.57	16.37	3.91

Total from investment operations	6.77	(42.95)	21.42	18.82	6.30

Net equalization credits and charges(1)	(0.14)	0.02	(0.24)	(0.03)	(0.03)

Less distributions from:
Net investment income	(2.68)	(3.02)	(2.70)	(2.41)	(2.44)

Net asset value, end of year	$97.17	$93.22	$139.17	$120.69	$104.31

Total investment return(3)	7.56%	(31.23)%	17.72%	18.23%	6.23%
Ratios and supplemental data
Ratio to average net assets:
Net investment income	3.21%	2.49%	2.19%	2.21%	2.27%
Total expenses	0.17%	0.17%	0.16%	0.18%	0.18%
Total expenses excluding Trustee earnings credit	0.17%	0.17%	0.14%	0.17%	0.17%
Portfolio turnover rate(4)	5.39%	11.27%	1.45%	0.01%	7.69%
Net assets, end of year (000’s)	$7,388,963	$9,114,230	$9,339,891	$6,559,618	$7,409,986

(1)	Per Unit numbers have been calculated using the average shares method.

(2)	Net investment income per Unit reflects receipt of a one time dividend from a portfolio holding (Microsoft Corp.). The effect of this dividend amounted to $0.22 per unit.

(3)	Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value on the respective payment dates of the Trust. Broker commission charges are not included in the calculation.

(4)	Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

DIAMONDS Trust, Series 1
Notes to Financial Statements
October 31, 2009

Note 1 —	Organization
DIAMONDS Trust, Series 1 (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Dow Jones Industrial Average (the “DJIA”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 Units (equivalent to ten “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Standard Terms and Conditions of the Trust, as amended (“Trust Agreement”), PDR Services, LLC, as Sponsor of the Trust (“Sponsor”), and State Street Bank and Trust Company, as Trustee of the Trust (“Trustee”), are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience the Trust expects the risk of material loss to be remote.

The Sponsor and Trustee have approved an amendment dated as of December 22, 2009 to the Trust Agreement to change the name of the Trust to “SPDR Dow Jones Industrial Average ETF Trust” and to make related conforming changes, effective on or around February 26, 2010. The investment objective and policies of the Trust will remain the same.

Note 2 —	Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation
The value of the Trust’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that State Street Bank and Trust Company, in its capacity as Trustee, believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Trustee has delegated the process of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security to the Pricing and Investment Committee (the “Committee”). The Committee, subject to oversight by the Trustee, may use fair value pricing in a variety of

DIAMONDS Trust, Series 1
Notes to Financial Statements — (continued)
October 31, 2009

Note 2 —	Significant Accounting Policies – (continued)

circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, the Trust’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

Effective November 1, 2008, the first day of the Trust’s fiscal year 2009, the Trust adopted the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides the Trust the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Trust’s net assets are computed and that may materially affect the value of the Trust’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate a Trust’s net asset value and the prices used by the DJIA, which, in turn, could result in a difference between the Trust’s performance and the performance of the DJIA. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The level inputs used to value each security is identified in the Schedule of Investments Industry Breakdown.

DIAMONDS Trust, Series 1
Notes to Financial Statements — (continued)
October 31, 2009

Note 2 —	Significant Accounting Policies – (continued)

The following table summarizes the inputs used in valuing the Trust’s investments, as of October 31, 2009:

	Level 2 -	Level 3 -
	Other Significant	Significant
Level 1 -	Observable	Unobservable
Quoted Prices	Inputs	Inputs	Total

$7,377,699,167	$—	$—	$7,377,699,167

Subsequent Events
Management has evaluated the possibility of subsequent events existing in the Trust’s financial statements through December 18, 2009. Management has determined that there are no material events that would require disclosure in the Trust’s financial statements through this date.

Investment Risk
The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of Units will decline, more or less, in correlation with any decline in value of the DJIA. The values of equity securities could decline generally or could underperform other investments. Further, the Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the DJIA. The Trust may be more susceptible to single issuer risk than a more diversified fund.

Investment Transactions
Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders
The Trust declares and distributes dividends from net investment income to its Unitholders monthly. The Trust declares and distributes net realized capital gains, if any, at least annually.

Effective October 30, 2009, the Trust’s Dividend Reinvestment Service is no longer available. Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units are purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment service offered by such broker-dealer.

DIAMONDS Trust, Series 1
Notes to Financial Statements — (continued)
October 31, 2009

Note 2 —	Significant Accounting Policies – (continued)

Equalization
The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units.

Federal Income Tax
The Trust has qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from those determined in accordance with U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. Net investment income per Unit calculations in the financial highlights for all years presented exclude these differences.

The Trust has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Trust’s Financial Statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

During 2009, the Trust reclassified $507,478,185 of non-taxable security losses realized from the in-kind redemption of “Creation Units” (Note 4) as a decrease to paid in capital in the Statement of Assets and Liabilities. At October 31, 2009, the cost of investments for federal tax purposes was $9,780,100,159, accordingly, gross unrealized appreciation was $30,678,425 and gross unrealized depreciation was $2,433,079,417, resulting in net unrealized depreciation of $2,402,400,992.

At October 31, 2009, the Trust had the following capital loss carryforwards which may be used to offset any net realized gains, expiring October 31:

2010	$2,065,467
2011	68,716,435
2012	221,460,584
2014	52,316
2016	506,750,845
2017	779,537,215

During the tax year ended October 31, 2009, no capital loss carryforwards were utilized or expired.

DIAMONDS Trust, Series 1
Notes to Financial Statements — (continued)
October 31, 2009

Note 2 —	Significant Accounting Policies – (continued)

The tax character of distributions paid during the years ended October 31, 2009, 2008, 2007 were as follows:

Distributions paid from :	2009	2008	2007
Ordinary Income	$231,359,719	$218,527,182	$147,731,248

As of October 31, 2009, the components of distributable earnings (excluding unrealized appreciation/(depreciation)) on the tax basis were undistributed ordinary income of $23,207,902 and undistributed long term capital gain of $0.

Note 3 —	Transactions with the Trustee and Sponsor
In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of certain regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust (see Note 4), and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the year ended October 31, 2009:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust

$0 – $499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000 – $2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount
$2,500,000,000 – and above	6/100 of 1% per annum plus or minus the Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended October 31, 2009, the Adjustment Amount reduced the Trustee’s fee by $718,535. The Adjustment Amount included an excess of net transaction fees from processing orders of $683,504 and a Trustee earning credit of $35,031. Prior to 2008, the Trustee earnings credits were presented separately on the Statements of Operations as a reduction of the Trust’s expenses in accordance with the agreement in effect at the time.

Effective November 1, 2006, the Trustee changed the method of computing the Adjustment Amount to the Trustee Fee such that all income earned with respect to cash held for the benefit of the Trust is credited against the Trustee’s Fee. In addition, during the period from December 1, 2006 through December 31, 2006, the Trustee applied incremental cash balance credits of $374,030 which is included in the Trustee earnings credit of $965,742.

PDR Services LLC (the “Sponsor”), a wholly-owned subsidiary of NYSE Euronext, agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18.00/100 of 1% per annum of the daily net asset value of the Trust. There were no such reimbursements by the Sponsor for the fiscal years ended October 31, 2009, October 31, 2008, and October 31, 2007.

DIAMONDS Trust, Series 1
Notes to Financial Statements — (continued)
October 31, 2009

Note 3 —	Transactions with the Trustee and Sponsor – (continued)

Dow Jones & Company, Inc. (“Dow Jones”), and State Street Global Markets, LLC (“SSGM”) have entered into a License Agreement. The License Agreement grants SSGM, an affiliate of the Trustee, a license to use the DJIA as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of Dow Jones in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and NYSE Arca, Inc., have each received a sublicense from SSGM for the use of the DJIA and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interest of Units. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the owners of beneficial interest of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to Dow Jones equal to 0.05% on the first $1 billion of the then rolling average asset balance, and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual fee for the Trust is $1 million.

The Sponsor has entered into an agreement with SSGM (the “Marketing Agent’) pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

Note 4 —	Shareholder Transactions
With the exception of the Trust’s Dividend Reinvestment Service in effect during this fiscal year (see Note 2), Units are issued and redeemed by the Trust only in “Creation Unit” size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $1,000 is charged in connection with each creation or redemption of Creation Units through the clearing process per participating party per day, regardless of the number of Creation Units created or redeemed. In the case of creations and redemptions outside the clearing process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside of the clearing process would be $1,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $3,000 (3 times $1,000), for a total not to exceed $4,000. Transaction fees are received by the Trustee and used to defray the expense of processing orders.

Note 5 —	Investment Transactions
For the fiscal year ended October 31, 2009, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $13,502,469,737, $15,230,779,573, $418,420,295 and $412,645,637 respectively. Net realized gain (loss) on investment transactions in the Statement of Operations includes losses resulting from in-kind transactions of $507,478,185.

DIAMONDS Trust, Series 1
Report of Independent Registered Public Accounting Firm

To the Trustee and Unitholders of
DIAMONDS Trust, Series 1

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DIAMONDS Trust, Series 1 (the “Trust”) at October 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2009

DIAMONDS Trust, Series 1
Other Information
October 31, 2009 (Unaudited)

Tax Information

For Federal income tax purposes, the percentage of Trust distributions which qualify for the corporate dividends paid deduction for the fiscal year ended October 31, 2009 is 100.00%.

For the fiscal year ended October 31, 2009 certain dividends paid by the Trust may be designated as qualified dividend income and subject to a maximum tax rate of 15%, as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2009 Form 1099-DIV.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price(1) vs. Net Asset Value
As of October 31, 2009

	Bid/Ask Price			Bid/Ask Price
	Above NAV			Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	BASIS	BASIS	BASIS	BASIS	BASIS	BASIS
	POINTS	POINTS	POINTS	POINTS	POINTS	POINTS

2009	0	0	0	0	0	0
2008	3	2	2	2	0	0
2007	1	0	0	0	0	0
2006	0	0	0	0	0	0
2005	0	0	0	0	0	0

Comparison of Total Returns Based on NAV and Bid/Ask Price (1)

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the DJIA. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return

	1 Year	5 Year	10 Year

DIAMONDS Trust, Series 1
Return Based on NAV	7.56%	9.37%	11.76%
Return Based on Bid/Ask Price	7.73%	9.35%	11.36%
DJIA	7.71%	10.15%	13.26%

Average Annual Total Return

	1 Year	5 Year	10 Year

DIAMONDS Trust, Series 1
Return Based on NAV	7.56%	1.81%	1.12%
Return Based on Bid/Ask Price	7.73%	1.80%	1.08%
DJIA	7.71%	1.95%	1.25%

(1)	The Bid/Ask Price is the midpoint of the Consolidated Bid/Ask price at the time the Trust’s NAV is calculated. From April 3, 2001 to November 6, 2008, the Bid/Ask Price was the Bid/Ask price on NYSE Amex (formerly the American Stock Exchange) at the close of trading, ordinarily 4:00 p.m. Prior to April 3, 2001, the Bid/Ask Price was the Bid/Ask price at the close of trading on the American Stock Exchange, ordinarily 4:15 p.m.

DIAMONDS Trust, Series 1

Sponsor
PDR Services LLC
c/o NYSE Euronext
11 Wall Street
New York, NY 10005

Trustee
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022

DIA000142 Exp: 12/10